Filed Pursuant to Rule 497
                                                           File Number 333-21031
                     The Life Insurance Company of Virginia
                       Life of Virginia Separate Account 4


                       Supplement dated December 31, 1998
                         to Prospectus Dated May 1, 1998

On January 1, 1999 The Life Insurance Company of Virginia will be renamed GE Life and Annuity Assurance Company (GE Life & Annuity). Any reference in your prospectus to The Life Insurance Company of Virginia or Life of Virginia will now be referring to GE Life & Annuity. Please note, this change is solely a renaming of the company and will not affect your policy in any other way.


                              As of January 1, 1999
                      GE Life and Annuity Assurance Company
                             6610 West Broad Street
                               Richmond, VA 23230